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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 7, 2002


                REPUBLIC TECHNOLOGIES INTERNATIONAL HOLDINGS, LLC
             (Exact Name of Registrant as Specified in Its Charter)





                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         333-90709-04                                 34-1902647
   (Commission File Number)                (I.R.S. Employer Identification No.)

          3770 Embassy Parkway
               Akron, Ohio                            44333-8367
(Address of Principal Executive Offices)              (Zip Code)

                                 (330) 670-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A

                         (Former Name or Former Address)

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Item 2.  Acquisition of Disposition of Assets

         Republic Technologies International Holdings, LLC, a Delaware limited liability company (the "Company"), executed a definitive asset purchase agreement with RT Acquisition LLC, a limited liability company owned by KPS Special Situations Fund, L.P. and Hunt Investment Group, L.P on June 7, 2002. The asset purchase agreement reflects the terms and conditions that were previously announced. The asset purchase agreement is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

           Exhibit No.                         Exhibit
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            99.1             Asset Purchase Agreement, dated as of June 7, 2002,
                             by and among Republic Technologies International, LLC, Nimishillen & Tuscarawas, LLC, Bliss & Laughlin, LLC, Republic Technologies International Holdings, LLC, RTI Capital Corp., as Sellers, and
                             RT Acquisition LLC, as Purchaser


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date: June 12, 2002
                                     REPUBLIC TECHNOLOGIES
                                      INTERNATIONAL LLC


                                     By:  /s/ Joseph A. Kaczka
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                                          Joseph A. Kaczka
                                          Vice President, Finance, Controller
                                          and Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit           Description
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99.1              Asset Purchase Agreement, dated as of June 7, 2002, by and among Republic Technologies International, LLC, Nimishillen &
                  Tuscarawas, LLC, Bliss & Laughlin, LLC, Republic Technologies
                  International Holdings, LLC, RTI Capital Corp., as Sellers, and RT Acquisition LLC, as Purchaser